Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate Backed Trust Certificates, Verizon Global Funding Corp.
Note-Backed Series 2002-16
*CUSIP:        21988G361       Class     A-1
               21988GBZ8       Class     A-2

In accordance with the Standard Terms for Trust Agreements, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending March 24, 2010.

INTEREST ACCOUNT
----------------


Balance as of December 1, 2009.................................           $0.00
         Scheduled Income received on securities...............           $0.00
         Unscheduled Income received on securities.............           $0.00
         Interest portion of March 24, 2010 Call Price
         received March 24, 2010 upon exercise of Call
         Warrants by 100% of the holders thereof...............   $1,949,020.56

LESS:
         Distribution to Class A-1 Holders.....................  -$1,320,918.99
         Distribution to Class A-2 Holders.....................    -$628,101.57
         Distribution to Depositor.............................          -$0.00
         Distribution to Trustee...............................          -$0.00
Balance as of March 24, 2010...................................           $0.00


PRINCIPAL ACCOUNT
-----------------


Balance as of Decemebr 1, 2009.................................           $0.00
         Scheduled principal payment received on securities....           $0.00
         Principal portion of March 24, 2010 Call Price
         received March 24, 2010 upon exercise of Call
         Warrants by 100% of the holders thereof...............  $55,190,000.00

LESS:
         Distribution of principal to Class A-1 Holders
         on March 24, 2010..................................... -$55,190,000.00
         Distribution of $55,190,000 principal amount of
         underlying securities to Call Warrants Holder on
         March 24, 2010........................................          -$0.00
Balance as of March 24, 2010...................................           $0.00


                 UNDERLYING SECURITIES HELD AS OF March 24, 2010

           Principal
            Amount                     Title of Security
           ---------                   -----------------
              $0               Verizon Global Funding Corp. 7 3/4% Notes due
                               December 1, 2030
                               *CUSIP:        92344GAM8

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.